SECURITIES AND EXCHANGE COMMISSION

               WASHINGTON, DC 20549


___________________________________________________


                         FORM 8-K

                      CURRENT REPORT

          PURSUANT TO SECTION 13 OR 15 (d) OF THE
              SECURITIES EXCHANGE ACT OF 1934



              Date of Report: March 20, 1998


                 TRIGEN ENERGY CORPORATION


Delaware       1-13264                  13-3378939
---------      ----------               -----------
State of       Commission File No.      IRS Employer ID
Incorporation

One Water Street
White Plains, NY                        10601
--------------------                    --------------
Address of Principal                    Zip Code
Executive Offices


                       914-286-6600
                    ------------------
               Registrant's telephone number

Item 2.  Acquisition of Assets

On January 22, 1998, the registrant, Trigen Energy Corporation (Trigen) acquired all of the capital stock of Power Sources, Inc. (PSI), a privately held North Carolina corporation, for a total cash investment of $44,040,000, funded from the Company's existing credit facility. This amount includes $3,507,000 of additional consideration resulting from purchase price adjustments and expenses of the acquisition. Results for PSI will be included with those of Trigen for periods subsequent to the date of acquisition.

Item 7.  Financial Statements and Exhibits

Following are the pro forma consolidated balance sheet at December 31, 1997, the pro forma consolidated statement of operations for the year ended December 31, 1997 and notes to the pro forma consolidated financial statements. The balance sheet has been prepared as if the acquisition occurred at December 31, 1997 and the statement of operations as if the acquisition occurred at the beginning of the period presented.

The pro forma statements do not purport to represent Trigen's financial position or results of operations had the acquisition occurred on or at the beginning of the periods presented or to project Trigen's financial position or results of operations for any future date or period.

               Pro Forma Consolidated Balance Sheet
                         December 31,1997
                           (In thousands)

                                             Pro forma
                                             Adjustments    Pro forma
                              Trigen   PSI     (a)          Consolidated
Current assets:
  Cash and cash equivalents   $8,967   $    - $       -     $ 8,967
  Accounts receivable, net    45,681    1,949                47,630
  Inventories                  7,054        -        422      7,476
  Prepaid expenses and
    other current assets       7,985      351                 8,336
                              --------------------------------------
     Total current assets     69,687    2,300        422     72,409
Non-current cash and cash
  equivalents                  4,726        -                 4,726
Property,plant and equip-
  ment,net                   388,448   21,984     10,230    420,662
Investment in non-consolidated
  partnerships                19,560       -                 19,560
Costs in excess of net
  assets acquired              3,927       -      11,954     15,881
Intangible assets, net        17,527       -      11,667     29,194
Deferred costs and other
   assets, net                22,094       20                22,114
                              ---------------------------------------
     Total assets           $525,969  $24,304    $34,273   $584,546
                              ---------------------------------------
Current liabilities:
  Short-term debt            $14,200   $  229   $          $ 14,429
  Current portion of
    long-term debt            14,499       -                 14,499
  Accounts payable            10,053      689                10,742
  Accrued income taxes         3,933     (283)                3,650
  Accrued fuel                11,545      -                  11,545
  Accrued expenses and
    other current liabilities 17,552    1,266        500     19,318
                              ---------------------------------------
     Total current liabilities 71,782   1,901        500     74,183
Long-term debt                256,361   4,700     44,040    305,101
Other liabilities               4,786      709                5,495
Deferred income taxes          31,237    2,720     4,007     37,964
                              -----------------------------------------
   Total liabilities          364,166   10,030    48,547    422,743
Minority interests in
   subsidiaries                16,321        -               16,321
Stockholders' equity
  Preferred stock                  -         -                   -
  Common stock                    121        -                  121
  Additional paid-in capital  114,157    5,379    (5,379)   114,157
  Retained earnings            31,881    8,895    (8,895)    31,881
  Cumulative translation
     adjustment                   296        -                  296
  Treasury stock              (   973)       -                 (973)
                              -------------------------------------------
    Total shareholders'equity 145,482   14,274   (14,274)   145,482
                              -------------------------------------------
    Total liabilities and
       shareholders' equity  $525,969  $24,304   $34,273   $584,546
                              -------------------------------------------

          Pro Forma Consolidated Statement of Operations
                    Year ended December 31,1997
                              (In thousands)
                                             Pro forma
                                             Adjustments    Pro forma
                              Trigen    PSI       (a)       Consolidated
                              --------------------------------------------
Revenues                      $240,651  $18,967   $         $259,618
Operating expenses
  Fuel, consumables, production
  and operating costs          161,254    9,675              170,929
  Depreciation                  16,021    2,733     (397)     18,357
  General and administrative    34,633    1,646    1,176      37,455
                              --------------------------------------------
     Total operating expenses  211,908   14,054      779     226,741
                              --------------------------------------------
Operating income                28,743    4,913     (779)     32,877
Other income/(expense)
  Interest expense             (18,976)    (566)  (2,819)    (22,361)
  Other income, net              2,448       (7)               2,441

Earnings before minority
  interests and income taxes    12,215    4,340   (3,598)     12,957
Minority interest in earnings
  of subsidiaries               (3,699) -                     (3,699)
                              -------------------------------------------
Earnings before income taxes     8,516    4,340   (3,598)      9,258
Income taxes                     3,491    1,693   (1,253)      3,931
                              -------------------------------------------
Net earnings                    $5,025   $2,647  ($2,345)   $  5,327
                              -------------------------------------------
Basic earnings per common share $ 0.42                      $   0.44
                                  ---------                ---------
Diluted earnings per common share $ 0.41                    $   0.44

Average common shares outstanding 12,011                      12,011
                                  -------                   --------
Average common and common equivalent
  shares outstanding              12,130                      12,130
                                  -------                   -------

Notes to Pro Forma Consolidated Financial Statements

     (a) The acquisition of PSI has been accounted for under the purchase method of accounting. The purchase price has been allocated to the assets acquired and liabilities assumed based on their respective fair values at the date of acquisition. The excess of the purchase price over the net assets acquired has been allocated to goodwill. The purchase price and its preliminary allocation to the assets and liabilities of PSI are as follows (in thousands):

     Total purchase price                         $44,040
                                                  -------
     Preliminary allocation of purchase price
          Inventory                                  $422
          Property, plant and equipment            10,230
          Purchase price in excess of net
               assets acquired                     11,954
          Non-compete agreement                    11,667
          Integration reserve                        (500)
          Deferred income taxes                    (4,007)
          Net assets acquired                      14,274
                                                  --------
          Total allocation of
               purchase price                     $44,040
                                                  --------
(b)The pro forma adjustments to the pro forma statement of operations are as follows (in thousands):

          Depreciation expense on new basis
             for property, plant and equipment     $2,336
          Reversal of depreciation expense on
             old basis for property, plant and
             equipment                             (2,733)
          Amortization of non-compete agreement (1)   778
          Amortization of purchase price in excess
             of net assets acquired (1)               398
          Interest expense (2)                      2,819
          Income tax benefit (3)                   (1,253)
                                                   ------
          Total pro forma adjustments              $2,345
                                                   ------

(1) The non-compete agreement is being amortized over the 15-year term of the agreement. The purchase price in excess of net assets acquired is being amortized over 30 years.

(2) Interest expense reflects borrowing the total purchase price, $44.0 million, under the Company's existing credit facility at an interest rate of 6.4%.

(3) The income tax benefit is based on the U.S. statutory rate of 35% and state and local income taxes.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   TRIGEN ENERGY CORPORATION


Date: March 20, 1998               By:  /s/Richard E. Kessel
                                        ----------------------
                                        Richard E. Kessel,
                                        Executive Vice President